UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08411

James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road Xenia, Ohio	45385
(Address of principal executive offices)	(Zip code)

R. Brian Culpepper

P.O. Box 8 Alpha, Ohio 45301

(Name and address of agent for service)

Registrant's telephone number, including area code:	(937) 426-7640

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Annual Report

June 30, 2023

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	4
Representation of Schedules of Investments	8
Schedule of Investments
James Balanced: Golden Rainbow Fund	9
James Small Cap Fund	14
James Micro Cap Fund	17
James Aggressive Allocation Fund	19
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights
James Balanced: Golden Rainbow Fund – Retail Class	29
James Balanced: Golden Rainbow Fund – Institutional Class	30
James Small Cap Fund	31
James Micro Cap Fund	32
James Aggressive Allocation Fund	33
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	42
Disclosure of Fund Expenses	43
Additional Information	44
Disclosure Regarding Approval of Fund Advisory Agreements	45
Liquidity Risk Management Program	48
Trustees and Officers	49
Privacy Policy	52

James Advantage Funds	Shareholder Letter
June 30, 2023 (Unaudited)

LETTER TO THE SHAREHOLDERS
OF THE JAMES ADVANTAGE FUNDS

A mere fifteen months ago, the Federal Reserve (“Fed”) initiated a series of interest rate hikes, raising rates by a significant 500 basis points (5.0%) from their historically low level of 0.25%. Federal Reserve Chairman, Jerome Powell, and his team are diligently working towards achieving a soft landing, aiming to reduce inflation without pushing the U.S. economy into a full-blown recession. Throughout much of 2022, this outcome seemed improbable to many. However, at the mid-year point of 2023, the prospect of such a soft landing no longer appears as farfetched.

Despite prevailing economic pessimism this past year, stock returns have been surprisingly robust.

The first calendar quarter of 2023 saw several banks requiring bailouts to avoid defaulting on deposits, which raised concerns about a potential U.S. government debt default due to the ‘debt ceiling’ mandate.

The Market Over the Past Year

After a difficult 2022, the stock market had a strong first six months of 2023, with the S&P 500 Index up 16.9%. The 12 month total return for the fiscal year ended June 30, 2023, was not much different as we witnessed the S&P 500 advance 19.6%. Smaller stocks, represented by the Russell 2000 Index, also did well, however they trailed their large counterparts, showing a total return of 12.3%.

The rally for the first half of 2023 was driven by a number of factors, including: the Federal Reserve began to slow down the pace of rate hikes and even ’skipped’ a move; investors saw lower Consumer Price Index (“CPI”) and Personal Consumption Expenditures (“PCE”) numbers, which reduced concerns about inflation; the U.S. economy continued to grow, albeit at a slower pace; and strong corporate earnings. However, there were some headwinds in the second quarter of 2023, including: the war in Ukraine weighed on investor sentiment; inflation remained elevated; and the Fed signaled it would continue to raise interest rates.

Despite these headwinds, the stock market held up well in the second quarter, suggesting investors are confident in the long-term health of the economy.

Fixed income over the 12 months ended June 30, 2023 was essentially flat, as measured by the Bloomberg Intermediate Government/Credit Index. The 1-year total return was -0.10%. This is quite an improvement from the strong sell off we witnessed for the Index the previous year.

Investment Philosophy

James Investment Research, Inc.’s (“JIR” or the “Adviser”) research team uses a proprietary approach to try to identify securities they believe are undervalued. In their experience, these stocks typically hold up better in difficult markets and have the potential to trade higher as the market rallies. JIR believes, supported by much academic research, value investing will outperform growth investing over the long run. Investors should realize; however, value investing does not always outperform growth and there are no assurances that value’s past outperformance will be repeated. This is why JIR uses a multi-factor approach that includes both valuation, earnings and momentum.

JIR does its own research using quantitative databases, statistical expertise, and other elements to seek to measure risk levels and the potential impact on future stock and bond price movements. The Adviser employs a proprietary investment approach to select equity securities it believes are undervalued and more likely to appreciate. The Adviser focuses on company characteristics such as being overlooked by Wall Street, management commitment, and value. The Adviser also assesses several fundamental factors such as earnings, earnings trends, price to earnings multiples, return on assets, other financial statement data, as well as its own proprietary calculations. The Adviser evaluates over 3,000 companies of all capitalization ranges. For the James Micro Cap Fund and the James Small Cap Fund, the Adviser refines its approach by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. For all funds, the Adviser normally will sell a security when the investment no longer meets the Adviser’s investment criteria. The Adviser’s Investment Committee has a great deal of investment experience, in excess of 150 years in total with James. We utilize a combination of quantitative modeling and hands-on management to help support the James Advantage Funds.

The James Aggressive Allocation Fund and the James Balanced: Golden Rainbow Fund invest not only in equities, but also in investment grade fixed income securities.

Fund Performance

Our flagship fund, the James Balanced: Golden Rainbow Fund, seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund’s Retail Class shares advanced by 6.41% over the twelve months ended June 30, 2023. During the same twelve month period, the benchmark blend of 25% VettaFi US Equity Large/Mid-Cap 1000 Total Return Index, 25% VettaFi US Equity Small-Cap 2000 Total Return Index and 50% Bloomberg U.S. Intermediate Government/Credit Bond Index increased by 7.87%.

The largest contributors to the James Balanced: Golden Rainbow Fund’s performance were NVIDIA, Microsoft and Apple, some of the largest stocks by market capitalization. NVIDIA had an impressive 179.3% return due in part to strong sales of their graphics cards. Momentum behind the stock increased substantially as they are a leader in the AI, Artificial Intelligence, market. Microsoft, the technology and software giant, increased 33.9% for the year. It’s Windows line of business continued to have strong sales as users stuck with the product and continued to move more into ‘the cloud’. Apple Inc., the provider of computers, tablets and cell phones also contributed nicely to the Fund with a return of 42.7%. Large cap tech stocks led the market recovery, and as the largest stock in the market, Apple led the way.

The largest detractors to the James Balanced: Golden Rainbow Fund’s performance during the period were U.S. Treasury 2.75% Due 2-15-28, U.S. Treasury 3.125% 5-15-48, and Pfizer Inc. Treasury notes fell in value as the Federal Reserve pushed up interest rates. This specific issue declined 3.7% from June 30, 2022 to June 30, 2023. Pfizer, the multinational pharmaceutical company, dropped 5.7% from its peak in the previous year. Pfizer may have lagged because it had done so well in previous years due to sales of its Covid vaccine.

Annual Report | June 30, 2023	1

James Advantage Funds	Shareholder Letter
June 30, 2023 (Unaudited)

The James Small Cap Fund, which seeks to provide long-term capital appreciation, increased in value by 15.83% over the fiscal year, beating its benchmark, the VettaFi US Equity Small Cap 2000 Total Return Index, which was up 11.36%. The top contributors to the James Small Cap Fund’s performance were Super Micro Computer, Inc. (“SMCI”), Encore Wire Corp., and Deckers Outdoor. SMCI develops and sells computer servers, motherboards and other computer hardware and accessories. The stock advanced 517.2% for the past twelve months, spurred on by the recent euphoria associated with artificial intelligence, which SMCI provides for cloud gaming. Encore Wire Corp. manufactures copper wire and cable. The stock’s price rose 79.0% as commodities increased in value, especially copper wire used to manufacture new homes. Deckers, the parent company for Uggs, Teva, and Hoka shoes rallied 106.6% as strong customer demand boosted sales.

Detractors to the performance of the James Small Cap Fund were Helen of Troy, TTEC Holdings, and Concentrix Corporation. Helen of Troy, who makes hair dryers, cosmetics, water filters, and other beauty products, fell 45.5% over the reporting period. Slowing demand may have hurt sales as consumers looked to cheaper off named brands. TTEC, which provides business process outsourcing, fell 45.9% due to negative earnings estimate revisions. Concentrix Corp, a former spin off from Synnex Corp, is an American based company specializing in customer engagement and business performance. While they are U.S. based, close to 85% of their revenues come from outside of the U.S. The fear of a global recession caused international sales to fall short of estimates over the past year.

The James Micro Cap Fund, which seeks to provide long-term capital appreciation, was up 15.66% while its benchmark, the VettaFi US Equity Micro-Cap Total Return Index, was up 4.25% over the fiscal year. The James Micro Cap Fund focuses on companies with market capitalizations, at the time of purchase, no larger than the stocks in the VettaFi US Equity Micro-Cap Total Return Index, as well as exchange traded funds (“ETFs”) that invest primarily in such securities.

Due to the nature of micro cap stocks, many of the companies held by the Fund are not household names. Companies like Insight Enterprises, Enova International, and Federal Agricultural Mortgage Corp. all contributed to Fund performance during the period at a high level. Insight Enterprises Inc., which offers information technology hardware, software, and related services advanced 69.6% for the fiscal year. Insight was yet another company that was propelled due to their launch of generative AI services. Enova International operates as a financial services company who offers loans and financing online to small businesses. Enova outperformed the finance sector by adding 84.3% to its stock price this year by working with much of the underserved market. Earnings continued to increase at a robust pace while other financial stocks were mired in fears of bank runs. Federal Agricultural Mortgage Corp., also known as Farmer Mac, is a federally chartered institution who provides mortgages for agricultural real estate. With farming issues in Europe due to the Russian invasion of Ukraine, farming elsewhere has become even more important. Strong demand for domestic farmers boosted the stock price 52.2% this year.

The largest detractors to the James Micro Cap Fund’s performance during the period were SIGA Technologies Inc., Vanda Pharmaceuticals, and Vital Energy, Inc. SIGA Technologies Inc. operates as a pharmaceutical company. The company focuses on an antiviral drug to treat smallpox and other viruses. In 2022, the stock increased sharply in price as it was thought to be a leader in the fight again Monkey Pox. The diminishing news of Monkey Pox caused the price to drop in the wake of the run up. Vanda Pharmaceuticals declined in price 38.4% during the period as sales lagged while many of their partnerships with larger companies focused on alternative drugs to combat Covid, rather than on the sleeping disorder medications Vanda has been promoting. Vital Energy, Inc. is a company that explores and develops oil and gas in the Permian Basin. Lower oil and gas prices hurt recent revenues while the cost of keeping employees remained high. The stock fell 34.5% over the past fiscal year.

Finally, the James Aggressive Allocation Fund advanced 15.02% over the fiscal year, while its benchmark of 65% VettaFi US Equity 3000 Total Return Index and 35% Bloomberg US Aggregate Government/Credit Bond Index was up 11.96%. The Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The Adviser expects the Fund will usually run higher equity levels than the James Balanced: Golden Rainbow Fund.

Over the 12 months ended June 30, 2023, the stocks that contributed the most to the Fund’s outperformance were NVIDIA Corp, Cadence Design Systems, and Enova International. NVIDIA had an impressive 179.3% return due in part to strong sales of their graphics cards. Momentum behind the stock increased substantially as they are a leader in the AI, Artificial Intelligence, market. Cadence Design Systems provides software design and consulting services in the technology area. Cadence has been increasing sales at a decent rate, especially in the international scene. Sales in China are believed to be a specific source of potential revenue that have helped the stock price. Enova International outperformed the finance sector by adding 84.3% to its stock price this year by working with much of the underserved market. Earnings continued to increase at a robust pace while other financial stocks were mired in fears of bank runs.

Primary detractors to the Fund’s performance during the period were SVB Financial, Lam Research Corp., and the Invesco Optimum Yield Diversified Commodity ETF. SVB Financial suffered as management purchased long-dated bonds in an effort to increase yield. Rising interest rates unfortunately caused those bonds to lose money, hampering the firm’s ability to pay out interest to those with savings at the bank. Even though the stock was sold in December of 2022, the decline in price caused this stock to be the largest detractor to the Fund. Lam Research dropped 25.7% because it was unable to ship parts needed to make semiconductors in the second half of 2022, due to backlogs in the supply chain. The Invesco Optimum Yield Diversified Commodity EFT declined 14.5% as commodities began to decline in price due to the forward-looking possibility of a recession and therefore lower futures prices.

Please see the following charts throughout the remainder of the Annual Report for longer-term comparisons for each Fund.

Expectations for the Future (as of June 30, 2023)

Despite the signs of late cycle growth and the odds of a recession around the corner, we believe there are reasons for optimism about the current state of the economy. The labor market has remained resilient, with consistent job gains and steady wage increases, although some cracks are beginning to show. While there has been an uptick in initial jobless claims and a reduction in the average weekly hours worked per employee, these levels have not reached the thresholds associated with recessions.

2	www.jamesinvestment.com

James Advantage Funds	Shareholder Letter
June 30, 2023 (Unaudited)

Furthermore, consumer spending has remained positive, supported by a strong labor market, and increased wages, even in the face of higher prices. The housing market has also shown signs of stabilization, with growth in housing starts and permits, despite supply shortages and higher mortgage rates. Although the manufacturing sector has contracted for several months, the service sector continues to expand, albeit at a slower pace.

Overall, while there are challenges and potential risks on the horizon, in our view, the current state of the economy suggests a cautious approach rather than an impending downturn.

The equity market has shown resilience since October 2022, despite slow, yet persistent, economic growth and continually lower-than-expected inflation. This robustness in the stock rally is justified as fears of an imminent recession were premature. The concentration of the rally is also reasonable given the defensive nature of owning mega cap technology stocks with robust balance sheets and the potential for growth from emerging secular trends, such as Artificial Intelligence.

We advise maintaining vigilance in monitoring inflation, particularly rent and wage inflation, which are the main factors influencing the Fed’s concern with core inflation. Additionally, we believe it’s essential to keep an eye on initial jobless claims, as they provide an early indicator of potential labor market issues – a level of 300,000 claims is seen as a signal of recession.

As the economy experiences only modest growth and core inflation persists, many bond investors like the Funds, find themselves in a state of cautious observation, uncertain whether interest rates will continue to stay elevated for an extended period. We will continue to monitor this situation as things develop in the second half of 2023.

Brian Culpepper
President & CEO
James Investment Research, Inc.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only, and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither James Investment Research, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent loss.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637 and should be read carefully before investing.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the last month-end at www.jamesinvestment.com.

Risks: Investing involves risk, including loss of principal. The value of the fund’s shares, when redeemed, may be worth more or less than their original cost. There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses. Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Holdings shown represent an average weight in the Fund for the time period June 30, 2022 to June 30, 2023.

Large Cap refers to a company with a market capitalization value of more than $10 billion.

Small capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi US Equity Small-Cap 2000 Total Return Index , including ETFs that invest primarily in such securities.

Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi US Equity Micro-Cap Total Return Index, including ETFs that invest primarily in such securities.

Growth stocks are those of a company whose stock tends to increase in capital value rather than yield high income.

Value stocks are considered to be a security trading at a lower price than what the company’s performance may otherwise indicate.

Price/Earnings ratio is a valuation of a company’s current share price compared to its per-share earnings.

Price earnings multiple is a measure of how expensive a stock is.

Reurn on assets is an indicator of how profitable a company is relative to its total assets.

Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

The James Advantage Funds are distributed by Ultimus Fund Distributors, LLC, Member FINRA. Ultimus is not affiliated with James Investment Research, Inc.

Annual Report | June 30, 2023	3

James Advantage Funds	Growth of $10,000 or $50,000 Charts
June 30, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in	Comparison of the Change in Value of a $50,000 Investment in
the James Balanced: Golden Rainbow Fund – Retail Class	the James Balanced: Golden Rainbow Fund – Institutional Class

Average Annual Total Returns
(for the periods ended June 30, 2023)

				Since
	1 Year	5 Years	10 Years	Inception^
James Balanced: Golden Rainbow – Retail Class	6.41%	1.75%	3.04%	6.60%
Blended Index (a)	7.87%	5.14%	6.27%	N/A*
VettaFi U.S. Equity Large/ Mid-Cap 1000 Total Return Index	19.32%	11.82%	12.56%	N/A*
VettaFi U.S. Equity Small-Cap 2000 Total Return Index	11.36%	3.98%	8.29%	N/A*
Bloomberg U.S. Intermediate Government/Credit Bond Index	-0.10%	1.23%	1.41%	6.30%
Blended Index (b)	8.10%	5.18%	6.26%	7.63%
Russell 1000® Index	19.36%	11.92%	12.64%	10.30%
Russell 2000® Index	12.31%	4.21%	8.26%	9.34%

(a)	The Blended Index is comprised of a 25% weighting in the VettaFi U.S. Equity Large/Mid-Cap 1000 Total Return Index, a 25% weighting in the VettaFi U.S. Equity Small-Cap 2000 Total Return Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index. Effective May 30, 2023 the Fund Changed its primary benchmark to the Blended Index(a).

(b)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index.

^	Fund and Class inception was July 1, 1991.

*	Inception date of the VettaFi U.S. Equity Large Cap/Mid-Cap 1000 Total Return Index and VettaFi U.S. Equity Small-Cap 2000 Total Return Index was December 17, 1999.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 1.21%.

Average Annual Total Returns
(for the periods ended June 30, 2023)

				Since
	1 Year	5 Years	10 Years	Inception^
James Balanced: Golden Rainbow - Institutional Class	6.64%	2.00%	3.30%	6.09%
Blended Index (a)	7.87%	5.14%	6.27%	9.15%
VettaFi U.S. Equity Large/ Mid-Cap 1000 Total Return Index	19.32%	11.82%	12.56%	15.90%
VettaFi U.S. Equity Small-Cap 2000 Total Return Index	11.36%	3.98%	8.29%	14.73%
Bloomberg U.S. Intermediate Government/Credit Bond Index	-0.10%	1.23%	1.41%	2.36%
Blended Index (b)	8.10%	5.18%	6.26%	8.88%
Russell 1000® Index	19.36%	11.92%	12.64%	16.03%
Russell 2000® Index	12.31%	4.21%	8.26%	13.63%

(a)	The Blended Index is comprised of a 25% weighting in the VettaFi U.S. Equity Large/Mid-Cap 1000 Total Return Index, a 25% weighting in the VettaFi U.S. Equity Small-Cap 2000 Total Return Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index. Effective May 30, 2023 the Fund Changed its primary benchmark to the Blended Index(a).

(b)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index.

^	Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 0.96%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

4	www.jamesinvestment.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts
June 30, 2023 (Unaudited)

VettaFi U.S. Equity Large/Mid-Cap 1000 Total Return Index is an index comprised of 1,000 of the largest U.S. stocks.

VettaFi U.S. Equity Small-Cap 2000 Total Return Index is an index that is comprised of the 1001st through the 3000th largest U.S. Stocks.

The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasures government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. Equity Market. Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The VettaFi U.S. Equity Large/Mid-Cap 1000 Total Return Index, VettaFi U.S. Equity Small-Cap 2000 Total Return Index, Bloomberg U.S. Intermediate Government/Credit Bond Index, Russell 1000® Index, Russell 2000® Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2023	5

James Advantage Funds	Growth of $10,000 or $50,000 Charts
June 30, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in	Comparison of the Change in Value of a $10,000 Investment in
the James Small Cap Fund	the James Micro Cap Fund

Average Annual Total Returns
(for the periods ended June 30, 2023)

				Since
	1 Year	5 Years	10 Years	Inception^
James Small Cap Fund	15.83%	3.47%	5.35%	7.13%
VettaFi U.S. Equity Small-Cap 2000 Total Return Index(a)	11.36%	3.98%	8.29%	N/A*
Russell 2000® Index	12.31%	4.21%	8.26%	8.48%

(a)	Effective May 30, 2023 the Fund changed its primary benchmark to VettaFi U.S. Equity Small-Cap 2000 Total Return Index.

^	Fund inception was October 2, 1998.

*	Inception date of the VettaFi U.S. Equit Small-Cap 2000 Total Return Index was December 17, 1999.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 1.56%.

Average Annual Total Returns
(for the periods ended June 30, 2023)

				Since
	1 Year	5 Years	10 Years	Inception^
James Micro Cap Fund	15.66%	4.09%	7.71%	8.78%
VettaFi U.S. Equity Micro-Cap Total Return Index(a)	4.25%	-0.01%	6.17%	N/A*
Russell Microcap® Index	6.63%	2.07%	7.29%	9.81%

(a)	Effective May 30, 2023 the Fund changed its primary benchmark to VettaFi U.S. Equity Micro-Cap Total Return Index.

^	Fund inception was July 1, 2010.

*	Inception date of the VettaFi U.S. Equity Micro-Cap Total Return Index was December 16, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information..

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

VettaFi U.S. Equity Small-Cap 2000 Total Return Index is an index that is comprised of the 1001st through the 3000th largest U.S. Stocks.

VettaFi U.S. Equity Micro-Cap Total Return Index is an index that is comprised of the lower half of the VettaFi U.S. Equity Small-Cap 2000 Index plus U.S. Stocks ranked too low for inclusion.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The VettaFi U.S. Equity Small-Cap 2000 Total Return Index, VettaFi U.S. Equity Micro Cap Total Return Index, Russell 2000® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Growth of $10,000 or $50,000 Charts
June 30, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
the James Aggressive Allocation Fund

Average Annual Total Returns
(for the periods ended June 30, 2023)

			Since
	1 Year	5 Years	Inception^
James Aggressive Allocation Fund	15.02%	1.75%	2.15%
Blended Index (a)	11.96%	8.33%	8.24%
VettaFi U.S. Equity 3000 Total Return Index	18.89%	11.83%	11.63%
Blended Index (b)	12.00%	8.05%	8.08%
Bloomberg U.S. Aggregate Government/Credit Bond Index	-0.70%	1.03%	1.38%
Russell 3000® Index	18.95%	11.39%	11.37%

(a)	The Blended Index is comprised of a 65% weighting in the VettaFi U.S. Equity 3000 Total Return Index, and a 35% weighting in the Bloomberg U.S. Aggregate Government/Credit Bond Index. Effective May 30, 2023 the Fund Changed its primary benchmark to the Blended Index(a).

(b)	The Blended Index is comprised of a 65% weighting in the Russell 3000® Index, and a 35% weighting in the Bloomberg U.S. Aggregate Government/Credit Bond Index.

^	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2022 was 1.04%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

VettaFi U.S. Equity 3000 Total Return Index is an index comprised of 3,000 of the largest U.S. stocks.

The Bloomberg U.S. Aggregate Government/Credit Bond Index is an unmanaged index generally representative of U.S. Dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities, that have a remaining maturity greater than one year.

The Russell 3000® Index is a stock market index of U.S. stocks. The Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The VettaFi U.S. Equity 3000 Total Return Index, Bloomberg U.S. Aggregate Government/Credit Bond Index, Russell 3000® Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2023	7

James Advantage Funds	Representation of Schedules of Investments
June 30, 2023 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund.

James Balanced: Golden Rainbow Fund - Industry Sector	James Small Cap Fund - Industry Sector Allocation
Allocation (% of Net Assets)*	(% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation	James Aggressive Allocation Fund - Industry Sector Allocation
(% of Net Assets)*	(% of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

**	Cash and Cash Equivalent percentage include the net of other assets and liabilities, which are contained on the Statement of Assets and Liabilities.

8	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2023

	Shares	Value
COMMON STOCKS - 45.2%
Communication Services - 2.9%
Alphabet, Inc. - Class A (a)	72,807	$8,714,998
Meta Platforms, Inc. - Class A (a)	5,560	1,595,609
T-Mobile US, Inc. (a)	15,000	2,083,500
		12,394,107
Consumer Discretionary - 4.7%
Amazon.com, Inc. (a)	31,310	4,081,572
Capri Holdings Ltd. (a)	7,000	251,230
Home Depot, Inc. (The)	16,000	4,970,240
M/I Homes, Inc. (a)	20,189	1,760,279
McDonald’s Corporation	23,800	7,102,158
Oxford Industries, Inc.	9,000	885,780
TJX Companies, Inc. (The)	15,000	1,271,850
		20,323,109
Consumer Staples - 3.5%
Nestlé S.A. - ADR	16,300	1,961,705
PepsiCo, Inc.	6,050	1,120,581
Procter & Gamble Company (The)	31,100	4,719,114
Sysco Corporation	35,125	2,606,275
Walmart, Inc.	30,000	4,715,400
		15,123,075
Energy - 2.3%
Chevron Corporation	37,320	5,872,301
ConocoPhillips	11,615	1,203,430
Exxon Mobil Corporation	11,375	1,219,969
Matador Resources Company	5,575	291,684
Pioneer Natural Resources Company	1,821	377,275
Valero Energy Corporation	10,032	1,176,754
		10,141,413
Financials - 5.1%
Arthur J. Gallagher & Company	12,488	2,741,990
Berkshire Hathaway, Inc. - Class B (a)	7,007	2,389,387
BlackRock, Inc.	2,519	1,740,982
Charles Schwab Corporation (The)	17,985	1,019,390
Enova International, Inc. (a)	63,000	3,346,560
Goldman Sachs Group, Inc. (The)	4,115	1,327,252
JPMorgan Chase & Company	30,926	4,497,877
LPL Financial Holdings, Inc.	10,000	2,174,301
Nelnet, Inc. - Class A	17,630	1,700,942
Regions Financial Corporation	50,350	897,237
		21,835,918
Health Care - 7.4%
Abbott Laboratories	19,650	2,142,243
AbbVie, Inc.	14,792	1,992,926
AstraZeneca plc - ADR	60,273	4,313,739
Danaher Corporation	9,000	2,160,000
Elevance Health, Inc.	3,467	1,540,353
Eli Lilly & Company	15,000	7,034,699
Johnson & Johnson	14,030	2,322,246
Pfizer, Inc.	40,000	1,467,200
Thermo Fisher Scientific, Inc.	6,000	3,130,500
UnitedHealth Group, Inc.	12,258	5,891,686
		31,995,592

See Notes to Financial Statements.

Annual Report | June 30, 2023	9

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2023

	Shares	Value
Industrials - 4.3%
ABB Ltd. - ADR	31,656	$1,242,498
Caterpillar, Inc.	10,762	2,647,990
Deere & Company	8,500	3,444,115
Eaton Corporation plc	19,768	3,975,345
Encore Wire Corporation	2,742	509,820
Lockheed Martin Corporation	2,220	1,022,044
Northrop Grumman Corporation	4,830	2,201,514
Union Pacific Corporation	8,562	1,751,956
United Rentals, Inc.	4,000	1,781,480
		18,576,762
Information Technology - 11.7%
Accenture plc - Class A	7,000	2,160,060
Apple, Inc.	54,000	10,474,380
ASML Holding N.V.	3,597	2,606,926
Broadcom, Inc.	1,600	1,387,888
Insight Enterprises, Inc. (a)	25,000	3,658,500
Jabil, Inc.	26,500	2,860,145
Mastercard, Inc. - Class A	9,000	3,539,700
Microsoft Corporation	44,954	15,308,635
Nova Ltd. (a)	20,812	2,441,248
NVIDIA Corporation	15,000	6,345,299
		50,782,781
Materials - 0.6%
Avery Dennison Corporation	8,000	1,374,400
Linde plc	1,757	669,558
Nucor Corporation	3,698	606,398
		2,650,356
Real Estate - 0.9%
American Tower Corporation	5,050	979,397
CBRE Group, Inc. - Class A (a)	14,100	1,138,011
Prologis, Inc.	16,000	1,962,080
		4,079,488
Utilities - 1.8%
Ameren Corporation	10,422	851,165
American Electric Power Company, Inc.	28,200	2,374,440
Iberdrola S.A. - ADR	20,100	1,050,627
NextEra Energy, Inc.	19,600	1,454,320
Sempra Energy	13,400	1,950,906
		7,681,458

Total Common Stocks
(Cost $124,973,143)		$195,584,059

See Notes to Financial Statements.

10	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 7.3%
Consumer Discretionary Select Sector SPDR®	17,300	$2,937,713
Invesco S&P SmallCap 600 Revenue ETF	30,000	3,402,300
iShares 5-10 Year Investment Grade Corporate Bond ETF	25,000	1,264,250
iShares Floating Rate Bond ETF	20,000	1,016,400
iShares Gold Trust (a)	209,455	7,622,067
iShares MSCI EAFE ETF	28,050	2,033,625
iShares Russell 2000 ETF	30,000	5,618,100
Technology Select Sector SPDR® Fund	10,553	1,834,745
Vanguard Small-Cap Value ETF	36,000	5,954,400
Total Exchange-Traded Funds
(Cost $27,303,212)		$31,683,600

	Par Value	Value
CORPORATE BONDS - 7.2%
Communication Services - 0.2%
AT&T, Inc., 2.950%, due 07/15/26	$1,000,000	$940,457

Consumer Discretionary - 0.2%
Ross Stores, Inc., 4.700%, due 04/15/27	1,000,000	977,105

Consumer Staples - 0.5%
Walmart, Inc., 5.250%, due 09/01/35	2,000,000	2,132,456

Energy - 0.2%
BP Capital Markets America, Inc., 4.234%, due 11/06/28	1,000,000	969,432

Financials - 2.6%
Bank of America Corporation,
1.250%, due 09/24/26	2,000,000	1,739,547
5.000%, due 06/22/27	1,000,000	969,007
Bank of Montreal,
2.000%, due 12/22/26	2,500,000	2,159,693
Citigroup Global Markets Holdings, Inc.,
3.000%, due 03/28/24	2,500,000	2,433,047
Citigroup, Inc., 3.875%, due 03/26/25	2,000,000	1,931,411
Goldman Sachs Group, Inc. (The), 3.500%, due 04/01/25	1,000,000	960,590
Royal Bank of Canada, 5.500%, due 02/14/25	1,000,000	970,684
		11,163,979
Health Care - 0.9%
Johnson & Johnson, 1.300%, due 09/01/30	5,000,000	4,106,704

Industrials - 0.3%
Caterpillar, Inc., 8.250%, due 12/15/38	1,000,000	1,300,054

Information Technology - 2.3%
Apple, Inc., 2.050%, due 09/11/26	2,500,000	2,303,718
Automatic Data Processing, Inc., 1.250%, due 09/01/30	2,000,000	1,621,479

See Notes to Financial Statements.

Annual Report | June 30, 2023	11

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2023

	Par Value	Value
Information Technology - 2.3% (continued)
Intel Corporation, 2.875%, due 05/11/24	$5,000,000	$4,887,424
PayPal Holdings, Inc., 2.650%, due 10/01/26	1,000,000	929,150
		9,741,771

Total Corporate Bonds
(Cost $33,929,374)		$31,331,958

	Par Value	Value
MORTGAGE-BACKED SECURITIES - 3.1%
Federal National Mortgage Association - 3.1%
3.500%, due 09/01/33	$3,234,368	$3,060,772
3.500%, due 05/25/47	285,099	264,209
2.500%, due 01/01/57	11,681,613	9,908,378
Total Mortgage-Backed Securities
(Cost $14,810,799)		$13,233,359

	Par Value	Value
MUNICIPAL BONDS - 1.7%
Ohio - 1.7%
Beavercreek Ohio City School District, 3.250%, due 12/01/36 (Cost $7,407,770)	$7,450,000	$7,209,882

	Par Value	Value
U.S. GOVERNMENT & AGENCIES - 8.9%
Federal Farm Credit Bank - 2.8%
4.670%, due 07/26/23	$5,000,000	$4,997,565
0.670%, due 08/04/25	2,000,000	1,821,652
2.750%, due 11/06/26	5,725,000	5,393,580
		12,212,797
Federal Home Loan Bank - 5.4%
3.650%, due 07/19/24	1,000,000	980,801
5.800%, due 09/27/24	1,000,000	996,762
3.000%, due 12/30/24	1,000,000	963,142
3.125%, due 04/29/25	2,500,000	2,410,602
2.875%, due 06/13/25	10,000,000	9,602,207
4.050%, due 07/28/25	2,000,000	1,953,986
0.580%, due 09/11/25	2,000,000	1,820,766
1.020%, due 09/17/26	2,500,000	2,233,685
0.850%, due 10/15/27	2,500,000	2,162,674

Federal Home Loan Mortgage Corporation - 0.7%		23,124,625
3.125%, due 06/28/24	2,000,000	1,948,332
5.750%, due 03/20/26	1,000,000	994,394
		2,942,726
Total U.S. Government & Agencies
(Cost $40,335,727)		$38,280,148

See Notes to Financial Statements.

12	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2023

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 25.2%
U.S. Treasury Bills (b) - 0.5%
4.792%, due 09/07/23	$2,000,000	$1,981,172

U.S. Treasury Bonds - 4.0%
3.125%, due 05/15/48	20,000,000	17,252,344

U.S. Treasury Notes - 20.7%
0.250%, due 03/15/24	15,000,000	14,470,313
2.000%, due 06/30/24	2,000,000	1,934,063
4.500%, due 11/30/24	30,000,000	29,681,249
2.375%, due 05/15/27	15,000,000	13,967,578
3.125%, due 11/15/28	30,000,000	28,578,515
4.125%, due 11/15/32	1,000,000	1,021,875
		89,653,593
Total U.S. Treasury Obligations
(Cost $111,893,388)		$108,887,109

	Shares	Value
MONEY MARKET FUNDS - 1.4%
First American Treasury Obligations Fund - Class X, 5.03% (c) (Cost $6,065,140)	6,065,140	$6,065,140

Total Investments at Value - 100.0%
(Cost $366,718,553)		$432,275,255
Liabilities in Excess of Other Assets - (0.0%) (d)		(22,919)
Net Assets - 100.0%		$432,252,336

(a)	Non-income producing security.

(b)	The rate shown is the annualized yield at time of purchase.

(c)	The rate shown is the 7-day effective yield as of June 30, 2023.

(d)	Percentage rounds to less than 0.1%.

ADR- American Depositary Receipt.

See Notes to Financial Statements.

Annual Report | June 30, 2023	13

James Small Cap Fund	Schedule of Investments
June 30, 2023

	Shares	Value
COMMON STOCKS - 95.0%
Consumer Discretionary - 11.2%
Brinker International, Inc. (a)	19,400	$710,040
Deckers Outdoor Corporation (a)	2,160	1,139,745
Marriott Vacations Worldwide Corporation	2,670	327,662
Oxford Industries, Inc.	1,933	190,246
Patrick Industries, Inc.	6,190	495,200
Winmark Corporation	2,310	768,006
YETI Holdings, Inc. (a)	6,670	259,063
		3,889,962
Consumer Staples - 4.7%
Andersons, Inc. (The)	5,993	276,577
Coca-Cola Consolidated, Inc.	960	610,579
Ingles Markets, Inc. - Class A	6,841	565,409
SpartanNash Company	7,663	172,494
		1,625,059
Energy - 5.7%
Callon Petroleum Company (a)	5,900	206,913
HF Sinclair Corporation	12,160	542,458
Magnolia Oil & Gas Corporation - Class A	19,100	399,190
Matador Resources Company	6,600	345,312
PDC Energy, Inc.	6,800	483,752
		1,977,625
Financials - 25.6%
American Equity Investment Life Holding Company	16,015	834,541
American Financial Group, Inc.	2,630	312,313
Assured Guaranty Ltd.	10,300	574,740
Axos Financial, Inc. (a)	6,132	241,846
Bancorp, Inc. (The) (a)	7,299	238,312
Cadence Bank	11,000	216,040
Enova International, Inc. (a)	17,830	947,130
Evercore, Inc. - Class A	6,730	831,761
EZCORP, Inc. - Class A (a)	33,000	276,540
First BanCorporation	47,750	583,506
Glacier Bancorp, Inc.	7,455	232,372
Houlihan Lokey, Inc.	6,300	619,353
LPL Financial Holdings, Inc.	1,958	425,728
MGIC Investment Corporation	37,900	598,441
Piper Sandler Companies	6,085	786,547
Radian Group, Inc.	31,700	801,376
SouthState Corporation	5,620	369,796
		8,890,342
Health Care - 8.8%
AMN Healthcare Services, Inc. (a)	3,900	425,567
Corcept Therapeutics, Inc. (a)	18,033	401,234
Dynavax Technologies Corporation (a)	40,978	529,436
Innoviva, Inc. (a)	35,600	453,188
Integer Holdings Corporation (a)	4,878	432,240
National HealthCare Corporation	3,545	219,152
Option Care Helath, Inc. (a)	10,500	341,145
Varex Imaging Corporation (a)	11,600	273,412
		3,075,374

See Notes to Financial Statements.

14	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments
June 30, 2023

	Shares	Value
Industrials - 13.4%
Allegiant Travel Company (a)	2,400	$303,072
Boise Cascade Company	6,830	617,091
Encore Wire Corporation	6,285	1,168,570
FTI Consulting, Inc. (a)	5,420	1,030,884
Generac Holdings, Inc. (a)	2,892	431,284
Hillenbrand, Inc.	13,136	673,614
WESCO International, Inc.	2,500	447,650
		4,672,165
Information Technology - 9.9%
Avnet, Inc.	8,250	416,213
Concentrix Corporation	2,500	201,875
Insight Enterprises, Inc. (a)	4,297	628,823
Nova Ltd. (a)	3,000	351,900
PC Connection, Inc.	17,500	789,250
Progress Software Corporation	4,000	232,400
Super Micro Computer, Inc. (a)	2,949	735,038
TD SYNNEX Corporation	1,100	103,400
		3,458,899
Materials - 5.4%
Cleveland-Cliffs, Inc. (a)	24,575	411,877
Innospec, Inc.	5,286	530,926
Schnitzer Steel Industries, Inc. - Class A	13,820	414,462
Warrior Met Coal, Inc	13,785	536,925
		1,894,190
Real Estate - 6.4%
Agree Realty Corporation	6,505	425,362
Healthcare Realty Trust, Inc.	8,000	150,880
LXP Industrial Trust	58,560	570,960
Physicians Realty Trust	21,000	293,790
Sabra Health Care REIT, Inc.	10,000	117,700
STAG Industrial, Inc.	6,000	215,280
Terreno Realty Corporation	4,200	252,420
Xenia Hotel & Resorts, Inc.	16,940	208,531
		2,234,923
Utilities - 3.9%
IDACORP, Inc.	3,753	385,058
Otter Tail Corporation	5,935	468,628
Portland General Electric Company	10,455	489,607
		1,343,293

TOTAL COMMON STOCKS
(Cost $23,234,369)		$33,061,832

See Notes to Financial Statements.

Annual Report | June 30, 2023	15

James Small Cap Fund	Schedule of Investments
June 30, 2023

	Shares	Value
MONEY MARKET FUNDS - 5.1%
First American Treasury Obligations Fund - Class X, 5.03% (b) (Cost $1,777,278)	1,777,278	$1,777,278

Total Investments at Value - 100.1%
(Cost $25,011,647)		$34,839,110
Liabilities in Excess of Other Assets - (0.1%)		(52,196)
Net Assets - 100.0%		$34,786,914

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2023.

See Notes to Financial Statements.

16	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments
June 30, 2023

	Shares	Value
COMMON STOCKS - 95.2%
Consumer Discretionary - 11.1%
Century Communities, Inc.	4,662	$357,202
Haverty Furniture Companies, Inc.	21,134	638,670
M/I Homes, Inc. (a)	4,742	413,455
MarineMax, Inc. (a)	5,750	196,420
Patrick Industries, Inc.	4,044	323,520
Shoe Carnival, Inc.	12,950	304,066
Standard Motor Products, Inc.	5,625	211,050
Zumiez, Inc. (a)	4,568	76,103
		2,520,486
Consumer Staples - 6.0%
Central Garden & Pet Company - Class A (a)	13,108	477,918
Ingles Markets, Inc. - Class A	10,714	885,512
		1,363,430
Energy - 5.5%
Civitas Resources, Inc.	7,254	503,210
Dorian LPG Ltd.	19,032	488,171
Vital Energy, Inc. (a)	5,814	262,502
		1,253,883
Financials - 24.5%
Bancorp, Inc. (The) (a)	6,900	225,285
Donnelley Financial Solutions, Inc. (a)	20,288	923,712
Enova International, Inc. (a)	17,016	903,890
Federal Agricultural Mortgage Corporation - Class C	6,912	993,531
Merchants Bancorp	25,704	657,508
Nelnet, Inc. - Class A	5,646	544,726
OFG Bancorp	25,456	663,892
Piper Sandler Companies	4,960	641,130
		5,553,674
Health Care - 9.4%
Eagle Pharmaceuticals, Inc. (a)	1,650	32,076
Innoviva, Inc. (a)	40,082	510,244
Integer Holdings Corporation (a)	6,396	566,749
iRadmed Corporation	2,400	114,576
iTeos Therapeutics, Inc. (a)	3,964	52,483
Kiniksa Pharmaceuticals Ltd. (a)	6,909	97,279
Selecta Biosciences, Inc. (a)	94,737	106,106
SIGA Technologies, Inc.	52,400	264,620
Utah Medical Products, Inc.	4,200	391,440
		2,135,573
Industrials - 12.9%
ACCO Brands Corporation	74,997	390,734
ArcBest Corporation	5,285	522,158
Boise Cascade Company	2,500	225,875
CRA International, Inc.	3,384	345,169
Cross Country Healthcare, Inc. (a)	4,213	118,301
Genco Shipping & Trading Ltd.	8,000	112,240
Heidrick & Struggles International, Inc.	3,400	89,998
Heritage-Crystal Clean, Inc. (a)	5,000	188,950
Insteel Industries, Inc.	3,500	108,920
Kforce, Inc.	2,400	150,384
Shyft Group, Inc. (The)	6,336	139,772

See Notes to Financial Statements.

Annual Report | June 30, 2023	17

James Micro Cap Fund	Schedule of Investments
June 30, 2023

	Shares	Value
Industrials - 12.9% (continued)
Transcat, Inc. (a)	2,200	$187,682
V2X, Inc. (a)	6,950	344,442
		2,924,625
Information Technology - 17.0%
Cohu, Inc. (a)	8,022	333,394
ePlus, Inc. (a)	4,600	258,980
Insight Enterprises, Inc. (a)	5,663	828,723
Nova Ltd. (a)	9,143	1,072,475
PC Connection, Inc.	12,184	549,498
Photronics, Inc. (a)	22,198	572,486
Vishay Precision Group, Inc. (a)	6,384	237,166
		3,852,722
Materials - 6.1%
Innospec, Inc.	4,000	401,760
Schnitzer Steel Industries, Inc. - Class A	18,045	541,170
United States Lime & Minerals, Inc.	2,070	432,402
		1,375,332
Real Estate - 1.8%
PotlatchDeltic Corporation	7,517	397,273

Utilities - 0.9%
Clearway Energy, Inc. - Class C	7,332	$209,402

Total Common Stocks
(Cost $14,202,374)		21,586,400

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 3.8%
U.S. Treasury Bills (b) - 3.8%
5.000%, due 01/25/24 (Cost $875,165)	$900,000	$874,146

	Shares	Value
MONEY MARKET FUNDS - 1.1%
First American Treasury Obligations Fund - Class X, 5.03% (c) (Cost $245,399)	245,399	$245,399

Total Investments at Value - 100.1%
(Cost $15,322,938)		$22,705,945
Liabilities in Excess of Other Assets - (0.1%)		(25,310)
Net Assets - 100.0%		$22,680,635

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at the time of purchase.

(c)	The rate shown is the 7-day effective yield as of June 30, 2023.

See Notes to Financial Statements.

18	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments
June 30, 2023

	Shares	Value
COMMON STOCKS - 74.7%
Communication Services - 7.4%
Alphabet, Inc. - Class A (a)	4,750	$568,575
Comcast Corporation - Class A	6,645	276,100
Meta Platforms, Inc. - Class A (a)	1,000	286,980
T-Mobile US, Inc. (a)	2,300	319,470
		1,451,125
Consumer Discretionary - 6.3%
Best Buy Company, Inc.	1,815	148,739
Deckers Outdoor Corporation (a)	590	311,319
Home Depot, Inc. (The)	700	217,448
McDonald’s Corporation	1,000	298,410
Tractor Supply Company	1,205	266,426
		1,242,342
Consumer Staples - 3.7%
PepsiCo, Inc.	1,100	203,742
Procter & Gamble Company (The)	1,700	257,958
Walmart, Inc.	1,700	267,206
		728,906
Energy - 4.2%
Cheniere Energy, Inc.	845	128,744
Chevron Corporation	2,000	314,700
Matador Resources Company	5,000	261,600
Valero Energy Corporation	1,000	117,300
		822,344
Financials - 7.6%
Bancorp, Inc. (The) (a)	4,000	130,600
BlackRock, Inc.	500	345,570
Enova International, Inc. (a)	8,485	450,723
Goldman Sachs Group, Inc. (The)	855	275,772
JPMorgan Chase & Company	2,000	290,880
		1,493,545
Health Care - 10.8%
Abbott Laboratories	2,625	286,178
AbbVie, Inc.	1,250	168,413
AstraZeneca plc - ADR	4,000	286,279
Danaher Corporation	825	198,000
Eli Lilly & Company	600	281,388
Johnson & Johnson	1,295	214,348
Pfizer, Inc.	3,220	118,110
UnitedHealth Group, Inc.	610	293,190
Zoetis, Inc.	1,595	274,675
		2,120,581
Industrials - 6.4%
ABB Ltd. - ADR	3,500	137,375
Caterpillar, Inc.	800	196,840
Deere & Company	435	176,258
Eaton Corporation plc	1,175	236,292
Generac Holdings, Inc. (a)	1,000	149,130
Lockheed Martin Corporation	415	191,058
Union Pacific Corporation	850	173,927
		1,260,880

See Notes to Financial Statements.

Annual Report | June 30, 2023	19

James Aggressive Allocation Fund	Schedule of Investments
June 30, 2023

	Shares	Value
Information Technology - 20.9%
Accenture plc - Class A	465	$143,490
Apple, Inc.	3,400	659,498
ASML Holding N.V.	550	398,613
Broadcom, Inc.	300	260,229
Cadence Design Systems, Inc. (a)	2,000	469,040
Enphase Energy, Inc. (a)	550	92,114
Jabil, Inc.	1,800	194,274
Mastercard, Inc. - Class A	735	289,075
Microsoft Corporation	1,730	589,134
Nova Ltd. (a)	2,515	295,010
NVIDIA Corporation	1,700	719,133
		4,109,610
Materials - 2.3%
CF Industries Holdings, Inc.	500	34,710
James Hardie Industries plc - ADR (a)	6,800	182,852
Linde plc	332	126,519
Nucor Corporation	700	114,786
		458,867
Real Estate - 2.7%
Digital Realty Trust, Inc.	1,500	170,805
Prologis, Inc.	2,905	356,240
		527,045
Utilities - 2.4%
American Water Works Company, Inc.	750	107,063
Iberdrola S.A. - ADR	2,000	104,540
NextEra Energy, Inc.	2,380	176,595
Sempra Energy	610	88,810
		477,008

Total Common Stocks
(Cost $10,919,458)		$14,692,253

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.9%
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	21,000	$285,705
SPDR® S&P Regional Banking ETF	2,000	81,660
Total Exchange-Traded Funds
(Cost $436,266)		$367,365

See Notes to Financial Statements.

20	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments
June 30, 2023

	Par Value	Value
CORPORATE BONDS - 6.2%
Consumer Discretionary - 2.2%
Starbucks Corporation, 2.550%, due 11/15/30	$500,000	$425,834

Financials - 2.1%
Bank of Montreal, 2.000%, due 12/22/26	200,000	172,775
Citigroup, Inc., 3.875%, due 03/26/25	250,000	241,427
		414,202
Health Care - 1.1%
AstraZeneca plc, 0.700%, due 04/08/26	250,000	223,348

Information Technology - 0.8%
Automatic Data Processing, Inc., 1.250%, due 09/01/30	200,000	162,148

Total Corporate Bonds
(Cost $1,403,722)		$1,225,532

	Par Value	Value
U.S. GOVERNMENT & AGENCIES - 6.4%
Federal Farm Credit Bank - 2.3%
0.670%, due 08/04/25	$500,000	$455,413

Federal Home Loan Bank - 0.5%
3.650%, due 07/19/24	100,000	98,080

Federal Home Loan Mortgage Corporation - 1.3%
3.125%, due 06/28/24	250,000	243,542

Federal National Mortgage Association - 2.3%
0.560%, due 10/22/25	500,000	453,416

Total U.S. Government & Agencies
(Cost $1,350,000)		$1,250,451

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 9.5%
U.S. Treasury Bills (b) - 0.5%
U.S. Treasury Bills, 5.155%, due 08/10/23	$100,000	$99,458

U.S. Treasury Bonds - 3.2%
U.S. Treasury Bonds, 3.000%, due 08/15/48	750,000	632,754

U.S. Treasury Notes - 5.8%
U.S. Treasury Notes,
0.250%, due 03/15/24	500,000	482,344
1.125%, due 02/28/25	400,000	374,922
2.625%, due 02/15/29	300,000	277,980
		1,135,246

Total U.S. Treasury Obligations
(Cost $1,964,150)		$1,867,458

See Notes to Financial Statements.

Annual Report | June 30, 2023	21

James Aggressive Allocation Fund	Schedule of Investments
June 30, 2023

	Shares	Value
MONEY MARKET FUNDS - 1.5%
First American Treasury Obligations Fund - Class X, 5.03% (c) (Cost $297,695)	297,695	$297,695

Total Investments at Value - 100.2%
(Cost $16,371,291)		$19,700,754
Liabilities in Excess of Other Assets - (0.2%)		(46,176)
Net Assets - 100.0%		$19,654,578

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at the time of purchase.

(c)	The rate shown is the 7-day effective yield as of June 30, 2023.

ADR- American Depositary Receipt.

See Notes to Financial Statements.

James Advantage Funds	Statements of Assets and Liabilities
June 30, 2023

	James Balanced:
	Golden Rainbow	James Small	James Micro	James Aggressive
	Fund	Cap Fund	Cap Fund	Allocation Fund
ASSETS

Investment securities:
At cost	$366,718,553	$25,011,647	$15,322,938	$16,371,291
At value	$432,275,255	$34,839,110	$22,705,945	$19,700,754
Receivable for investment securities sold	—	—	—	50,745
Receivable for capital shares sold	10,297	141	—	150
Dividends and interest receivable	954,024	30,511	10,711	26,419
Tax reclaims receivable	19,089	—	—	1,319
Other assets	44,345	125	85	—
Total Assets	433,303,010	34,869,887	22,716,741	19,779,387

LIABILITIES

Payable for capital shares redeemed	340,692	2,871	7,106	100
Payable for investment securities purchased	—	—	—	107,498
Accrued expenses:
Management fees (Note 4)	262,548	35,032	27,406	15,564
Administration fees (Note 4)	17,449	—	—	—
12b-1 distribution and service fees (Note 4)	270,949	42,843	—	—
Trustee fees (Note 4)	12,200	2,227	1,594	1,647
Other accrued expenses	146,836	—	—	—
Total Liabilities	1,050,674	82,973	36,106	124,809
Net Assets	$432,252,336	$34,786,914	$22,680,635	$19,654,578

NET ASSETS CONSIST OF

Paid-in capital	$364,858,688	$24,735,858	$15,654,280	$16,996,824
Distributable earnings	67,393,648	10,051,056	7,026,355	2,657,754
Net Assets	$432,252,336	$34,786,914	$22,680,635	$19,654,578

PRICING OF RETAIL CLASS SHARES

Net assets	$338,462,985	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	17,132,740	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$19.76	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES

Net assets	$93,789,351	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	4,830,960	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$19.41	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$34,786,914	$22,680,635	$19,654,578
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,142,809	1,299,257	1,756,843
Net assets value, offering price and redemption price per share	N/A	$30.44	$17.46	$11.19

See Notes to Financial Statements.

Annual Report | June 30, 2023	23

James Advantage Funds	Statements of Operations
For the Year Ended June 30, 2023

	James Balanced:
	Golden Rainbow	James Small	James Micro	James Aggressive
	Fund	Cap Fund	Cap Fund	Allocation Fund
INVESTMENT INCOME
Dividends	$4,251,346	$633,154	$443,824	$281,113
Foreign withholding taxes on dividends	(17,337)	(2,597)	(1,578)	(1,929)
Interest	6,594,864	—	32,474	80,559
Total Income	10,828,873	630,557	474,720	359,743
EXPENSES
Management fees (Note 4)	3,352,512	411,073	323,087	183,900
12b-1 distribution and service fees - Retail Class (Note 4)	886,037	—	—	—
12b-1 distribution and service fees (Note 4)	—	84,745	—	—
Administration fees (Note 4)	336,422	—	—	—
Trustee fees and expenses (Note 4)	174,325	13,557	9,123	8,010
Transfer agent fees (Note 4)	160,926	—	—	—
Audit and tax services fees	98,172	—	—	—
Legal fees	85,665	—	—	—
Insurance fees	46,405	—	—	—
Shareholder reporting expenses	40,992	—	—	—
Custodian fees	34,943	—	—	—
Registration fees	31,476	—	—	—
Other expenses	93,254	—	—	—
Total Expenses	5,341,129	509,375	332,210	191,910
Net Investment Income	5,487,744	121,182	142,510	167,833
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	7,209,330	105,071	(364,636)	250,927
Net change in unrealized appreciation (depreciation) on investments	14,730,213	4,708,361	3,463,217	2,248,826
Net Realized and Unrealized Gains on Investments	21,939,543	4,813,432	3,098,581	2,499,753
Net Increase in Net Assets Resulting from Operations	$27,427,287	$4,934,614	$3,241,091	$2,667,586

See Notes to Financial Statements.

24	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
FROM OPERATIONS

Net investment income	$5,487,744	$4,242,145
Net realized gains from investment transactions	7,209,330	20,800,966
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	14,730,213	(72,684,011)
Net increase (decrease) in net assets resulting from operations	27,427,287	(47,640,900)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)

Retail Class Shares	(17,821,373)	(30,362,301)
Institutional Class	(5,557,368)	(9,195,558)
Decrease in net assets from distributions to shareholders	(23,378,741)	(39,557,859)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares
Proceeds from shares sold	5,169,408	12,399,682
Net asset value of shares issued in reinvestment of distributions to shareholders	17,394,078	29,613,686
Payments for shares redeemed	(67,278,578)	(79,722,284)
Net decrease in net assets from Retail Class capital share transactions	(44,715,092)	(37,708,916)

Institutional Class Shares
Proceeds from shares sold	5,724,232	10,056,699
Net asset value of shares issued in reinvestment of distributions to shareholders	5,201,476	8,627,320
Payments for shares redeemed	(24,221,764)	(32,449,642)
Net decrease in net assets from Institutional Class capital share transactions	(13,296,056)	(13,765,623)
Total decrease in net assets	(53,962,602)	(138,673,298)

NET ASSETS:

Beginning of year	486,214,938	624,888,236
End of year	$432,252,336	$486,214,938
CAPITAL SHARE ACTIVITY

Retail Class Shares
Shares sold	265,747	560,565
Shares issued in reinvestment of distributions to shareholders	913,750	1,325,870
Shares redeemed	(3,478,060)	(3,604,150)
Net decrease in shares outstanding	(2,298,563)	(1,717,715)
Shares outstanding, beginning of year	19,431,303	21,149,018
Shares outstanding, end of year	17,132,740	19,431,303
Institutional Class Shares
Shares sold	300,675	450,785
Shares issued in reinvestment of distributions to shareholders	277,703	391,854
Shares redeemed	(1,276,089)	(1,491,265)
Net decrease in shares outstanding	(697,711)	(648,626)
Shares outstanding, beginning of year	5,528,671	6,177,297
Shares outstanding, end of year	4,830,960	5,528,671

See Notes to Financial Statements.

Annual Report | June 30, 2023	25

James Small Cap Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
FROM OPERATIONS

Net investment income	$121,182	$163,236
Net realized gains from investment transactions	105,071	4,155,844
Net change in unrealized appreciation (depreciation) on investments	4,708,361	(7,021,851)
Net increase (decrease) in net assets resulting from operations	4,934,614	(2,702,771)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,074,237)	(114,432)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold	679,374	2,638,758
Net asset value of shares issued in reinvestment of distributions to shareholders	2,031,225	113,268
Payments for shares redeemed	(3,544,334)	(7,033,755)
Net decrease in net assets from capital share transactions	(833,735)	(4,281,729)
Total increase (decrease) in net assets	2,026,642	(7,098,932)

NET ASSETS

Beginning of year	32,760,272	39,859,204
End of year	$34,786,914	$32,760,272

CAPITAL SHARE ACTIVITY

Shares sold	22,888	83,620
Shares issued in reinvestment of distributions to shareholders	70,980	3,364
Shares redeemed	(123,013)	(223,766)
Net decrease in shares outstanding	(29,144)	(136,782)
Shares outstanding, beginning of year	1,171,953	1,308,735
Shares outstanding, end of year	1,142,809	1,171,953

See Notes to Financial Statements.

26	www.jamesinvestment.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
FROM OPERATIONS

Net investment income	$142,510	$73,072
Net realized gains (losses) from investment transactions	(364,636)	1,963,434
Net change in unrealized appreciation (depreciation) on investments	3,463,217	(5,286,605)
Net increase (decrease) in net assets resulting from operations	3,241,091	(3,250,099)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,830,954)	(1,099,459)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold	85,589	764,796
Net asset value of shares issued in reinvestment of distributions to shareholders	1,803,440	1,091,518
Payments for shares redeemed, net redemption fees	(2,894,276)	(4,576,280)
Net decrease in net assets from capital share transactions	(1,005,247)	(2,719,966)
Total increase (decrease) in net assets	404,890	(7,069,524)

NET ASSETS

Beginning of year	22,275,745	29,345,269
End of year	$22,680,635	$22,275,745

CAPITAL SHARE ACTIVITY

Shares sold	4,984	39,655
Shares issued in reinvestment of distributions to shareholders	111,320	54,015
Shares redeemed	(172,004)	(240,473)
Net decrease in shares outstanding	(55,700)	(146,803)
Shares outstanding, beginning of year	1,354,957	1,501,760
Shares outstanding, end of year	1,299,257	1,354,957

See Notes to Financial Statements.

Annual Report | June 30, 2023	27

James Aggressive Allocation Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
FROM OPERATIONS

Net investment income	$167,833	$78,875
Net realized gains from investment transactions	250,927	1,038,019
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	2,248,826	(4,281,343)
Net increase (decrease) in net assets resulting from operations	2,667,586	(3,164,449)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(148,040)	(48,403)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold	143,095	539,674
Net asset value of shares issued in reinvestment of distributions to shareholders	145,414	48,347
Payments for shares redeemed	(2,208,590)	(3,896,501)
Net decrease in net assets from capital share transactions	(1,920,081)	(3,308,480)
Total increase (decrease) in net assets	599,465	(6,521,332)

NET ASSETS

Beginning of year	19,055,113	25,576,445
End of year	$19,654,578	$19,055,113

SUMMARY OF CAPITAL SHARE ACTIVITY

Shares sold	13,913	47,425
Shares issued in reinvestment of distributions to shareholders	14,570	3,999
Shares redeemed	(214,129)	(342,731)
Net decrease in shares outstanding	(185,646)	(291,307)
Shares outstanding, beginning of year	1,942,489	2,233,796
Shares outstanding, end of year	1,756,843	1,942,489

See Notes to Financial Statements.

28	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of year	$19.54	$22.94	$20.08	$20.69	$23.32
Income (loss) from investment operations:
Net investment income (a)	0.22	0.15	0.17	0.26	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	0.98	(2.02)	2.90	(0.50)	(0.64)
Total from investment operations	1.20	(1.87)	3.07	(0.24)	(0.39)
Less distributions from:
Net investment income	(0.21)	(0.16)	(0.18)	(0.22)	(0.29)
Net realized gains on investments	(0.77)	(1.37)	(0.03)	(0.15)	(1.95)
Total distributions	(0.98)	(1.53)	(0.21)	(0.37)	(2.24)
Net asset value at end of year	$19.76	$19.54	$22.94	$20.08	$20.69
Total return	6.41%	(8.97)%	15.38%	(1.18)%	(1.24)%
Net assets, end of year (in thousands)	$338,463	$379,714	$485,082	$534,314	$771,733
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.23%	1.18%	1.16%	1.13%	1.06%
Ratio of net investment income to average net assets	1.16%	0.68%	0.81%	1.25%	1.14%
Portfolio turnover rate	34%	26%	57%	36%	71%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2023	29

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of year	$19.26	$22.63	$19.82	$20.43	$23.06
Income (loss) from investment operations:
Net investment income (a)	0.27	0.20	0.22	0.31	0.30
Net realized and unrealized gains (losses) on investments and foreign currencies	0.95	(1.99)	2.86	(0.50)	(0.63)
Total from investment operations	1.22	(1.79)	3.08	(0.19)	(0.33)
Less distributions from:
Net investment income	(0.30)	(0.21)	(0.24)	(0.27)	(0.35)
Net realized gains on investments	(0.77)	(1.37)	(0.03)	(0.15)	(1.95)
Total distributions	(1.07)	(1.58)	(0.27)	(0.42)	(2.30)
Net asset value at end of year	$19.41	$19.26	$22.63	$19.82	$20.43
Total return	6.64%	(8.73)%	15.63%	(0.93)%	(0.99)%
Net assets, end of year (in thousands)	$93,789	$106,501	$139,806	$171,173	$304,290
Ratios/Supplemental Data:
Ratio of expenses to average net assets	0.98%	0.93%	0.91%	0.88%	0.80%
Ratio of net investment income to average net assets	1.41%	0.92%	1.06%	1.51%	1.38%
Portfolio turnover rate	34%	26%	57%	36%	71%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

30	www.jamesinvestment.com

James Small Cap Fund	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of year	$27.95	$30.46	$18.80	$23.22	$30.13
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.13	0.09	0.10	(0.01)
Net realized and unrealized gains (losses) on investments	4.19	(2.55)	11.70	(4.52)	(4.76)
Total from investment operations	4.30	(2.42)	11.79	(4.42)	(4.77)
Less distributions from:
Net investment income	(0.14)	(0.09)	(0.13)	—	—
Net realized gains on investments	(1.67)	—	—	—	(2.14)
Total distributions	(1.81)	(0.09)	(0.13)	—	(2.14)
Net asset value at end of year	$30.44	$27.95	$30.46	$18.80	$23.22
Total return	15.83%	(7.99)%	62.87%	(19.04)%	(15.63)%
Net assets, end of year (in thousands)	$34,787	$32,760	$39,859	$29,006	$42,266
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.36%	0.42%	0.36%	0.46%	(0.02)%
Portfolio turnover rate	18%	34%	42%	35%	75%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2023	31

James Micro Cap Fund	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of year	$16.44	$19.54	$12.73	$15.92	$17.88
Income (loss) from investment operations:
Net investment income (a)	0.11	0.06	0.01	0.06	0.01
Net realized and unrealized gains (losses) on investments	2.34	(2.37)	6.88	(2.70)	(1.06)
Total from investment operations	2.45	(2.31)	6.89	(2.64)	(1.05)
Less distributions from:
Net investment income	(0.09)	(0.01)	(0.07)	(0.04)	—
Net realized gains on investments	(1.34)	(0.78)	(0.01)	(0.51)	(0.91)
Total distributions	(1.43)	(0.79)	(0.08)	(0.55)	(0.91)
Paid-in capital from redemption fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$17.46	$16.44	$19.54	$12.73	$15.92
Total return	15.66%	(12.56)%	54.32%	(17.38)%	(5.25)%
Net assets, end of year (in thousands)	$22,681	$22,276	$29,345	$19,580	$26,600
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.64%	0.30%	0.03%	0.41%	0.05%
Portfolio turnover rate	5%	20%	55%	35%	65%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.01 per share.

See Notes to Financial Statements.

32	www.jamesinvestment.com

James Aggressive Allocation Fund	Financial Highlights
Per share data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of year	$9.81	$11.45	$9.23	$10.20	$10.66
Income (loss) from investment operations:
Net investment income (a)	0.10	0.04	0.04	0.12	0.13
Net realized and unrealized gains (losses) on investments and foreign currencies	1.36	(1.66)	2.27	(0.98)	(0.50)
Total from investment operations	1.46	(1.62)	2.31	(0.86)	(0.37)
Less distributions from:
Net investment income	(0.08)	(0.02)	(0.09)	(0.11)	(0.09)
Net asset value at end of year	$11.19	$9.81	$11.45	$9.23	$10.20
Total return	15.02%	(14.15)%	25.12%	(8.60)%	(3.40)%
Net assets, end of year (in thousands)	$19,655	$19,055	$25,576	$20,795	$22,936
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.02%	1.01%	1.01%	0.98%	0.98%
Ratio of net investment income to average net assets	0.89%	0.34%	0.42%	1.17%	1.29%
Portfolio turnover rate	17%	39%	77%	80%	69%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2023	33

James Advantage Funds	Notes to Financial Statements
June 30, 2023

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” and collectively, the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

The James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in equity securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued, and in fixed income securities.

The James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization companies that the Adviser believes are undervalued. Small capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi U.S. Equity Small-Cap 2000 Total Return Index.

The James Micro Cap Fund seeks to provide long- term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization companies that the Adviser believes are undervalued. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange-traded funds (“ETFs”) that invest primarily in such securities.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

Share Valuation

The net asset value (“NAV”) per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The NAV per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the NAV per share, except that shares of the James Micro Cap Fund are subject to a redemption fees of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $0 and $1,263 for the years ended June 30, 2023 and 2022, respectively. The redemption fees are reflected in the “Payment for shares redeemed, net of redemption fee” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its NAV) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined by the Adviser as the Fund’s valuation designee, in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act. Corporate bonds, U.S. government agencies, U.S. Treasury obligations, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness,

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James Advantage Funds	Notes to Financial Statements
June 30, 2023

market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage-backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at NAV.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report | June 30, 2023	35

James Advantage Funds	Notes to Financial Statements
June 30, 2023

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2023:

James Balanced: Golden Rainbow Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$195,584,059	$—	$—	$195,584,059
Exchange-Traded Funds	31,683,600	—	—	31,683,600
Corporate Bonds	—	31,331,958	—	31,331,958
Mortgage-Backed Securities	—	13,233,359	—	13,233,359
Municipal Bonds	—	7,209,882	—	7,209,882
U.S. Government & Agencies	—	38,280,148	—	38,280,148
U.S. Treasury Obligations	—	108,887,109	—	108,887,109
Money Market Funds	6,065,140	—	—	6,065,140
Total	$233,332,799	$198,942,456	$—	$432,275,255

James Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$33,061,832	$—	$—	$33,061,832
Money Market Funds	1,777,278	—	—	1,777,278
Total	$34,839,110	$—	$—	$34,839,110

James Micro Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$21,586,400	$—	$—	$21,586,400
U.S. Treasury Obligations	—	874,146	—	874,146
Money Market Funds	245,399	—	—	245,399
Total	$21,831,799	$874,146	$—	$22,705,945

James Aggressive Allocation Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$14,692,253	$—	$—	$14,692,253
Exchange-Traded Funds	367,365	—	—	367,365
Corporate Bonds	—	1,225,532	—	1,225,532
U.S. Government & Agencies	—	1,250,451	—	1,250,451
U.S. Treasury Obligations	—	1,867,458	—	1,867,458
Money Market Funds	297,695	—	—	297,695
Total	$15,357,313	$4,343,441	$—	$19,700,754

The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended June 30, 2023.

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James Advantage Funds	Notes to Financial Statements
June 30, 2023

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2023, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Foreign Currency Translation

Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, that result from changes in exchange rates.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT. Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions paid to shareholders during the years ended June 30, 2023 and 2022 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
June 30, 2023
Ordinary Income	$5,349,487	$165,848	$131,001	$148,040
Long-Term Capital Gains	18,029,254	1,908,389	1,699,953	—
Total	$23,378,741	$2,074,237	$1,830,954	$148,040

June 30, 2022
Ordinary Income	$5,489,973	$114,432	$6,857	$48,403
Long-Term Capital Gains	34,067,886	—	1,092,602	—
Total	$39,557,859	$114,432	$1,099,459	$48,403

Annual Report | June 30, 2023	37

James Advantage Funds	Notes to Financial Statements
June 30, 2023

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow Fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the year ended June 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications, which are determined in accordance with federal income tax regulations, result primarily from earnings and profits being distributed on redemptions in the current year.

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Paid-in capital	$888,909	$—	$—	$(14)
Distributable earnings	(888,909)	—	—	14

The following information is computed on a tax basis for each item as of June 30, 2023:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
Cost of investments	$367,194,317	$25,011,647	$15,322,938	$16,372,043
Gross unrealized appreciation	$78,321,709	$10,963,097	$8,424,455	$4,091,813
Gross unrealized depreciation	(13,240,771)	(1,135,634)	(1,041,448)	(763,102)
Net unrealized appreciation	65,080,938	9,827,463	7,383,007	3,328,711
Undistributed ordinary income	234,887	118,572	11,509	65,061
Undistributed long-term capital gains	2,077,823	105,021	—	—
Accumulated capital and other losses	—	—	(368,161)	(736,018)
Distributable earnings	$67,393,648	$10,051,056	$7,026,355	$2,657,754

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

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James Advantage Funds	Notes to Financial Statements
June 30, 2023

Capital Losses

Under the Code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the Funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short-Term	Long-Term

James Aggressive Allocation Fund	$736,018	$—

During the year ended June 30, 2023, the James Aggressive Allocation Fund utilized $252,174 of capital loss carryforwards to offset current year capital gains.

James Micro Cap Fund elects to defer to the period ending June 30, 2024, capital losses recognized during the period November 1, 2022 through June 30, 2023 in the amount of $368,161.

3. INVESTMENT TRANSACTIONS

During the year ended June 30, 2023, cost of purchases and proceeds from sales and maturities of investment securities (excluding short-term securities and U.S. government obligations) was as follows:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
Purchases of investment securities	$57,263,625	$5,870,197	$1,112,938	$2,372,481
Proceeds from sales and maturities of investment securities	$87,615,271	$7,825,538	$2,007,360	$3,547,692

During the year ended June 30, 2023, cost of purchases and proceeds from sales and maturities of long-term U.S. government obligations was as follows:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
Purchases of investment securities	$86,914,896	$—	$—	$650,248
Proceeds from sales and maturities of investment securities	$106,380,723	$—	$950,352	$565,880

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund, and the Adviser (the “Investment Management Agreements”).

Annual Report | June 30, 2023	39

James Advantage Funds	Notes to Financial Statements
June 30, 2023

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and the James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the Investment Management Agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. The Adviser is not entitled to recoupment of such expenses.

Other Service Providers

Effective December 5, 2022, Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds or the Adviser pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain cost related to the pricing of the Funds’ portfolio securities. Prior to December 5, 2022, ALPS Fund Services, Inc. (“ALPS” or the “Prior Administrator”) served as administrator and transfer agent to the Funds. ALPS received a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by the Adviser for the remaining Funds, subject to a minimum monthly fee.

Pursuant to an administrative agreement, ALPS provided operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration and transfer agent fees paid by the Funds for the year ended June 30, 2023, are disclosed on the Statements of Operations.

Plan of Distribution

Effective December 5, 2022, pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plan”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plan is a compensation plan, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess. It is also possible that 12b-1 expenses paid by the Adviser for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources. Payments received by the Adviser under the Plan are in addition to the fees paid to the Adviser pursuant to the Management Agreements. The Plan requires that the Adviser act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. Prior to December 5, 2022, ALPS Distributors, Inc. was the Funds’ distributor.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee for regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4) $2,100 for any special meeting held outside of a regularly scheduled board meeting that the Trustee is required to attend in person, (5) $210 for any special telephonic meetings held outside of a regularly scheduled board meeting, and (6) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee fees.

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James Advantage Funds	Notes to Financial Statements
June 30, 2023

Principal Holders of Fund Shares

As of June 30, 2023, the following shareholders owned of record 25% or more of the outstanding shares of each Fund, as applicable:

NAME OF RECORD OWNER	% OWNERSHIP
James Balanced: Golden Rainbow Fund - Retail Class
National Financial Services, LLC (for the benefit of its customers)	43%
James Micro Cap Fund
Iris James	27%
James Aggressive Allocation Fund
Iris James	26%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. As of June 30, 2023, none of the Funds had outstanding borrowings under the line of credit agreement. For the year ended June 30, 2023, the James Micro Cap Fund and the James Aggressive Allocation Fund utilized its line of credit. The James Micro Cap Fund amount of borrowings was $451,000 over 1 day with a weighted-average interest rate of 7.75% and the James Aggressive Allocation Fund amount of borrowings was $211,000 over 3 days with a weighted-average interest rate of 7.50%. During the year ended June 30, 2023, the James Balanced: Golden Rainbow Fund and James Small Cap Fund did not utilize the line of credit. Each Fund’s line of credit agreement is set to expire on July 3, 2024.

The terms of the agreements can be characterized as follows:

	Maximum
	Balance	Interest
	Available	Rate	Expiration Date
James Balanced:
Golden Rainbow Fund	$25,000,000	Prime Rate*	July 3, 2024
James Small Cap Fund	$2,000,000	Prime Rate*	July 3, 2024
James Micro Cap Fund	$1,250,000	Prime Rate*	July 3, 2024
James Aggressive Allocation Fund	$750,000	Prime Rate*	July 3, 2024

*	The rate at which the Bank announces as its prime lending rate.

7. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of June 30, 2023, James Small Cap Fund had 25.6% of its net assets invested in common stocks within the Financials industry sector.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Annual Report | June 30, 2023	41

James Advantage Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of James Advantage Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of James Advantage Funds comprising the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund (the “Funds”), including the schedules of investments, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

August 24, 2023

We have served as the auditor of one or more James Advantage Funds investment companies since 1998.

42	www.jamesinvestment.com

James Advantage Funds	Disclosure of Fund Expenses
June 30, 2023 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023 through June 30, 2023.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	January 1, 2023	June 30, 2023	Ratio(a)	Period(b)
James Balanced: Golden Rainbow Fund - Retail Class
Based on Actual Fund Return	$1,000.00	$1,060.80	1.20%	$6.13
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.84	1.20%	$6.01

James Balanced: Golden Rainbow Fund - Institutional Class
Based on Actual Fund Return	$1,000.00	$1,061.60	0.95%	$4.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.08	0.95%	$4.76

James Small Cap Fund
Based on Actual Fund Return	$1,000.00	$1,094.60	1.50%	$7.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	1.50%	$7.50

James Micro Cap Fund
Based on Actual Fund Return	$1,000.00	$1,112.80	1.50%	$7.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	1.50%	$7.50

James Aggressive Allocation Fund
Based on Actual Fund Return	$1,000.00	$1,111.20	1.03%	$5.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.69	1.03%	$5.16

(a)	Annualized, based on each Fund’s most recent fiscal half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

Annual Report | June 30, 2023	43

James Advantage Funds	Additional Information
June 30, 2023 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds’ fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov. Schedules of portfolio holdings are also available at www.jamesinvestment.com, or upon request, without charge by calling at 1-800-995-2637.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the fiscal year ended June 30, 2023, are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	65.69%
James Small Cap Fund	100.00%
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the fiscal year ended June 30, 2023, qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	58.95%
James Small Cap Fund	100.00%
James Micro Cap Fund	100.00%
James Aggressive Allocation Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $18,029,254; James Advantage Small Cap Fund designated $1,908,389; James Micro Cap designated $1,699,953, as long-term capital gains dividend.

For the fiscal year ended June 30, 2023, James Balanced: Golden Rainbow Fund utilized long-term amounts of $1,235,313 as earnings and profits distributed to shareholders on redemptions.

44	www.jamesinvestment.com

Disclosure Regarding Approval
James Advantage Funds	of Fund Advisory Agreements
June 30, 2023 (Unaudited)

The Board of Trustees (the “Board”) of the James Advantage Funds (the “Trust” or the “Funds”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, approved the continuation of each current management agreement by and between the Adviser and the Trust, with respect to the James Aggressive Allocation Fund (the “Allocation Fund”), the James Balanced: Golden Rainbow Fund (the “Golden Rainbow Fund”), the James Micro Cap Fund (the “Micro Cap Fund”) and the James Small Cap Fund (the “Small Cap Fund”) (the “Management Agreements”) at a meeting on February 15, 2023.

The Board indicated that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Management Agreements, the Board had received sufficient information to renew and approve the applicable Management Agreement.

In renewing and approving the Management Agreements, the Board, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Management Agreements. The Board reviewed certain background materials supplied by the Adviser, including its organizational structure and Form ADV.

The Board reviewed and considered information regarding the Adviser’s investment advisory personnel, its history as an asset manager and its performance, and the amount of assets currently under management by the Adviser. The Board also took into account the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board noted that the Adviser continues to primarily rely on in-house research when making its investment decisions for each Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds, and the Funds’ officers.

The Board also reviewed, among other things, the Adviser’s compliance policies generally, including its Code of Ethics and personal trading policies.

The Board discussed each Fund’s strategy for investing in other investment companies, such as closed-end mutual funds and ETFs, to gain exposure to particular investment products, indexes, or foreign market sectors or indices.

Based on the information provided, the Board determined that the nature, extent and quality of services rendered by the Adviser to each Fund under the applicable Management Agreement was adequate and appropriate in light of the needs of such Fund. Based on the information provided, the Board also determined that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of other investment companies owned by the Funds.

Cost of Services Provided

The Board also reviewed the current management fees and net annual operating expense ratios of each Fund, comparing them with the management fees of a peer group of funds with the same, or very similar, investment objectives and strategies. According to the Adviser, each peer group was selected based on the investment style and strategies employed by the Funds, as well as by asset size, and was in large part, consistent with the peer group that had been used in prior periods and in other similar reports provided to the Trustees from time to time.

The Board noted that all the Funds, except the Golden Rainbow Fund, have a unitary fee structure. Under the unitary fee structure, the Adviser generally pays the expenses of the Fund. The Board noted that for the unitary fee Funds, it would not be unreasonable for the Adviser to be compensated with a higher management fee relative to the peer group members that do not employ a unitary fee structure, and that comparing the unitary fee against the net annual operating expense ratios of comparable funds was of analytical value. The Board also reviewed calculations prepared by the Adviser to derive a “net adjusted management fee” for each of the unitary fee Funds equal to the unitary fee after deduction of all direct non-distribution expenses of the Fund paid by the Adviser. The Board reviewed the comparison of the net adjusted management fee for each applicable Fund relative to the average management fee for its peer group. The Board also reviewed the net expense ratio for each Fund relative to its peer group, and noted that the Golden Rainbow Fund’s net expense ratio does not reflect an expense waiver.

Annual Report | June 30, 2023	45

Disclosure Regarding Approval
James Advantage Funds	of Fund Advisory Agreements
June 30, 2023 (Unaudited)

The Board further noted that some of the funds in the peer groups were one class of a fund that had many classes or were one fund of a much larger fund complex and, thus, could benefit from economies of scale provided by the other classes of such fund or complex.

Based on the information provided, the Board determined that the actual management fee for the Golden Rainbow Fund: Retail Class and the Golden Rainbow Fund: Institutional Class were higher than their respective peer group averages; the net adjusted management fee for the Micro Cap Fund was higher than the Fund’s peer group average, while the net adjusted management fees for the Small Cap Fund and the Allocation Fund were lower than their respective peer group averages.

Based on the information provided, the Board also determined that the net expense ratio for the Allocation Fund was lower than its peer group median, and that each other Fund’s net expense ratio was higher than its peer group median. The Board concluded that these differences were reasonable in light of the services provided by the Adviser and the contractual and actual management fees paid by the Golden Rainbow Fund and the net adjusted management fees paid by each other Fund.

Performance

The Board reviewed the performance data for each Fund provided by the Adviser, including (to the extent available), one-year, three-year, five-year and ten-year (or since inception, as applicable) average annual total returns as of December 31, 2022. The Board also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance, and respective benchmarks.

The Board noted that the Golden Rainbow Fund: Retail Class outperformed its peer group and Morningstar peer group over the one-year and five-year periods, the Golden Rainbow Fund: Institutional Class outperformed its peer group and Morningstar peer group over the one-year period, the Small Cap Fund outperformed its Morningstar peer group over the three-year period, the Aggressive Allocation Fund outperformed its Morningstar peer group over the one-year period, and each Fund underperformed its peer group and Morningstar peer group over each other period. The Board discussed the improvement in the performance of the Funds over the one-year period ended December 31, 2022 versus the Funds’ performance over the longer-term.

Comparable Accounts

The Board reviewed comparisons of the fees charged by the Adviser to each Fund against fees charged to certain private account clients of the Adviser using similar strategies, if any.

Based on the information provided, the Board determined that, bearing in mind the limitations of comparing different types of clients and the different levels of service typically associated with such client accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by each Fund.

Adviser Profitability

The Board reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ending September 30, 2022, reflecting revenues net of certain fees and expenses under each Management Agreement, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses applied to each Fund. The Board also considered certain industry-related materials regarding the analysis of fund profitability and took note of other long-term industry and cyclical trends regarding profitability generally.

The Board discussed the assumptions and estimates included in the fund profitability analysis and received additional information from the Adviser about these assumptions and estimates.

Based on the information provided, the Board determined that the overall profitability of each Fund to the Adviser, before taking into account distribution expenses incurred by the Adviser, was not unreasonable.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds would be shared with, and passed along to, the Fund shareholders under the Management Agreements. The Board noted that each Management Agreement included breakpoints in the management fee for each Fund, and that as of December 31, 2022, the Golden Rainbow Fund was benefitting from the breakpoints. The Board noted that due to a reduction in Fund assets and the Fund having a breakpoint schedule in its Management Agreement, the Fund has a higher weighted average management fee.

Based on the information provided, the Board determined there were mechanisms in place for each Fund to cause the benefits of economies of scale to be shared with, and passed along to, the Fund shareholders.

46	www.jamesinvestment.com

Disclosure Regarding Approval
James Advantage Funds	of Fund Advisory Agreements
June 30, 2023 (Unaudited)

Other Benefits to the Adviser

The Board reviewed and considered material other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds. The Board noted that the Adviser does not have any soft dollar arrangements. The Board also noted that the Adviser benefits from its association with the Funds, and that the Adviser benefits from cross-marketing products. The Board then noted the Adviser’s statements that the management of the Funds may produce some economies of scale in security purchases, but they would be mainly in the fixed income markets and would be minor and infrequent.

Based on the information provided, the Board determined there were no material other benefits accruing to the Adviser in connection with its relationship with the Funds.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that the continuation of each Management Agreement for the maximum permissible period under the Investment Company Act of 1940, as amended (the “1940 Act”), was in the best interests of the applicable Fund and its shareholders.

Annual Report | June 30, 2023	47

James Advantage Funds	Liquidity Risk Management Program
June 30, 2023 (Unaudited)

The James Advantage Funds (“JAF” or the “Trust”) has established a liquidity risk management program (the “Program”) to govern the approach to managing liquidity risk for each fund in the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of the Compliance Officer, a trader and the Secretary of the Trust. JAF’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a report from the Committee regarding the design and operational effectiveness of the Program during the Reporting Period. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

48	www.jamesinvestment.com

James Advantage Funds	Trustees and Officers
June 30, 2023 (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age and principal occupation during the past 5 years for the fiscal year ended June 30, 2023.

Additional information regarding the Fund’s Trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-800-995-2637.

INTERESTED TRUSTEE
Name/Address*/Age	Position(s) With Fund/Time Served/During Past 5 years	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[1], CFA James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1956	Chairman & Trustee since 1997	Chairman of the Board (2005-Present) CEO, James Investment Research (2005 – 2022); President, James Investment Research (2005 – 2021); CEO and Director, James Capital Alliance (1992 – 2021)	4	Director, Heart to Honduras (2006 – 2021) Director, FAIR Foundation (2010 - present)

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Funds/Time Served/During Past 5 years	Principal Occupation(s) by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Ronald D. Brown Year of Birth: 1953	Trustee Since 2014	Interim President & Chief Executive Officer, Cincinnati Incorporated (2020); Interim Chief Executive Officer, LSI Industries Inc. (2018); Vice Chairman, The Armor Group (2017 – 2018); Chief Operating Officer, The Armor Group (2013 – 2017)	4	Director, LSI Industries, Inc. (2018-present); Director of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present)
Robert F. Chelle Year of Birth: 1948	Trustee since 2014	Retired Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – 2015); President/CEO, High Voltage Maintenance Corp, Dayton, OH (1974-1999)	4	Director of DRT Mfg. Co. (2007 – present), Director of Prime Controls (2008 – present).
Julia W. Poston Year of Birth: 1960	Trustee Since August 2022	Partner, Ernst & Young LLP, Cincinnati, Ohio (2002-2020); Partner, Arthur Andersen, LLP, Cincinnati, Ohio (1982-2002)	4	Director, Ohio National Fund (2022 – present); Director, Al. Neyer Corporation (2020-present); Director, Master Chemical Corporation (2021-present); Director of Cincinnati Museum Center (2015 – present); Director of Miami University Foundation (2020 – present).
Richard C. Russell Year of Birth: 1946	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - present); Retired CEO & CFO, Danis Companies (1983-2002)	4	Director, Excellence in Motivation (1996 - present); Director, DRT Manufacturing, Co. (1999 - present); Director, Catholic Community Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present); Director, Catholic Education Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present.).

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, OH 45385.

[1]	Mr. James is an “interested person” of the Trust, as defined in the 1940 Act, because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

Annual Report | June 30, 2023	49

James Advantage Funds	Trustees and Officers
June 30, 2023 (Unaudited)

OFFICERS

Name/Address/Age	Positions Held With Fund/Date Service Began	Principal Occupation by Officer
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1983	Chief Compliance Officer since 2012	Chief Compliance Officer, James Investment Research, Inc. (since 2012), Chief Operating Officer, James Investment Research, Inc. (since 2020), Chief Compliance Officer, James Capital Alliance, Inc. (2012-2021), Deputy Chief Operating Officer, James Investment Research, Inc. (2017-2019); Deputy Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (2010-2011).
Brian P. Shepardson James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1973	Secretary since 2018 Chief Financial Officer and Treasurer since 2022	Vice President, James Investment Research, Inc. (since 2022), First Vice President, James Investment Research, Inc. (2014-2022), Assistant Vice President of James Investment Research, Inc. (2009-2014).
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	President since 2022	President and CEO, James Investment Research, Inc. (since 2022), Senior Vice President, James Investment Research, Inc. (2018-2021), Vice President, James Investment Research, Inc. (2014-2018), First Vice President of James Investment Research, Inc. (2009- 2014).
Bernard J. Brick c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1974	Assistant Secretary since 2023	Vice President and Senior Counsel (2022 – Present), Ultimus Fund Solutions, LLC; Vice President and Senior Counsel, State Street Bank and Trust Company (2011 - 2022).
Angela A. Simmons c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Assistant Treasurer since 2022	Vice President, Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC.
Jesse D. Hallee c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1976	Assistant Secretary since 2022	Senior Vice President and Associate General Counsel (2022 – Present) and Vice President and Senior Managing Counsel (2019 – 2022), Ultimus Fund Solutions, LLC; Vice President and Managing Counsel, State Street Bank and Trust Company (2013 -2019).

50	www.jamesinvestment.com

James Advantage Funds	Privacy Policy
June 30, 2023 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions

●	account transactions and transaction history

●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99JAMES (800-995-2637)

What we do:
How does James Advantage Funds To protect your personal information from unauthorized access and use, we use security measures that comply protect my personal information? with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does James Advantage Funds	We collect your personal information, for example, when you
collect my personal information?	●	open an account or deposit money
	●	direct us to buy securities or direct us to sell your securities
	●	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness.
	●	affiliates from using your information to market to you.
	●	sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
	●	Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
	●	James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	James Advantage Funds does not jointly market.

Annual Report | June 30, 2023	51

Intentionally Left Blank

INVESTMENT ADVISER
James Investment
Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesinvestment.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Suite 400
1601 Wewatta Street
Denver, Colorado 80202

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246

LEGAL COUNSEL
Davis Graham
& Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

For information about the Funds, or to make inquiries about the Funds,

please call 1-800-99JAMES (1-800-995-2637).

www.jamesinvestment.com	JAF-AR-23

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Julia W. Poston. Ms. Poston is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $99,000 and $94,500 with respect to the registrant’s fiscal years ended June 30, 2023 and June 30, 2022, respectively.
(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $17,600 and $11,680 with respect to the fiscal years ended June 30, 2023 and June 30, 2022, respectively. The services comprising these fees are related to the preparation of the Funds’ federal income and excise tax returns.
(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	Pursuant to the registrant’s audit committee charter (the “Charter”), the audit committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the audit committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the audit committee considers whether such services are consistent with the independent auditor’s independence.
(e)(2)	100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) During the fiscal years ended June 30, 2023 and 2022, aggregate non-audit fees of $17,600 and $11,680, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(i)	Not applicable
(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable.

(2) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	James Advantage Funds

By (Signature and Title)		/s/ R. Brian Culpepper

R. Brian Culpepper, President (Principal Executive Officer)

Date	September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ R. Brian Culpepper

R. Brian Culpepper, President (Principal Executive Officer)

Date	September 7, 2023

By (Signature and Title)		/s/ Brian P. Shepardson

Brian P. Shepardson, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date	September 7, 2023